Buffalo Discovery Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 97.76%
	Communication Services - 4.62%
	Diversified Telecommunication Services - 0.87%
213,263	Bandwidth, Inc. (a)	$15,303,753

	Entertainment - 1.93%
56,614	Roku, Inc. (a)	12,919,315
118,415	Take-Two Interactive Software, Inc. (a)	21,044,714
		33,964,029
	Interactive Media & Services - 1.82%
953,085	Eventbrite, Inc. (a)	16,621,802
117,644	Match Group, Inc. (a)	15,558,419
		32,180,221
	Total Communication Services (Cost $97,999,093)	81,448,003

	Consumer Discretionary - 13.32%
	Auto Components - 1.02%
108,353	Aptiv PLC - ADR (a)(b)	17,872,827

	Hotels, Restaurants & Leisure - 4.83%
7,682	Chipotle Mexican Grill, Inc. (a)	13,430,057
88,069	Darden Restaurants, Inc.	13,266,714
623,684	Everi Holdings Inc. (a)	13,315,653
624,840	MGM Resorts International	28,042,819
329,120	Penn National Gaming, Inc. (a)	17,064,872
		85,120,115
	Internet & Direct Marketing Retail - 1.50%
146,465	Expedia Group, Inc. (a)	26,469,155

	Leisure Products - 1.11%
714,308	Callaway Golf Co. (a)	19,600,611

	Specialty Retail - 3.36%
75,255	Five Below, Inc. (a)	15,569,507
150,315	Ross Stores, Inc.	17,177,998
110,651	Tractor Supply Co.	26,401,329
		59,148,834
	Textiles, Apparel & Luxury Goods - 1.50%
24,690	Deckers Outdoor Corp. (a)	9,044,194
237,608	VF Corp.	17,397,658
		26,441,852
	Total Consumer Discretionary (Cost $178,684,146)	234,653,394

	Financials - 4.71%
	Capital Markets - 3.38%
137,551	Intercontinental Exchange, Inc.	18,812,850
66,495	MSCI, Inc.	40,740,822
		59,553,672
	Diversified Financial Services - 1.33%
173,259	Global Payments Inc.	23,421,151
	Total Financials (Cost $38,565,628)	82,974,823

	Health Care - 20.27%
	Biotechnology - 4.48%
239,815	Horizon Therapeutics Plc - ADR (a)(b)	25,842,464
168,835	Ligand Pharmaceuticals, Inc. (a)	26,078,254
289,495	Natera, Inc. (a)	27,035,938
		78,956,656
	Health Care Equipment & Supplies - 4.79%
188,200	Alcon, Inc. - ADR (b)	16,395,984
579,200	Boston Scientific Corp. (a)	24,604,416
476,880	Figs, Inc. (a)	13,142,813
24,237	IDEXX Laboratories, Inc. (a)	15,959,095
112,574	Zimmer Biomet Holdings, Inc.	14,301,401
		84,403,709
	Health Care Providers & Services - 1.55%
104,575	Guardant Health, Inc. (a)	10,459,592
382,480	HealthEquity, Inc. (a)	16,920,915
		27,380,507
	Life Sciences Tools & Services - 7.95%
92,777	Agilent Technologies, Inc.	14,811,848
766,870	Avantor, Inc. (a)	32,315,902
21,380	Bio-Rad Laboratories, Inc. (a)	16,154,086
66,415	Charles River Laboratories International, Inc. (a)	25,023,844
103,606	ICON PLC. - ADR (a)(b)	32,086,778
875,560	Stevanato Group SpA - ADR (a)(b)	19,656,322
		140,048,780
	Pharmaceuticals - 1.50%
205,860	Catalent, Inc. (a)	26,356,256
	Total Health Care (Cost $251,366,373)	357,145,908

	Industrials - 21.33%
	Building Products - 2.04%
419,837	Builders FirstSource, Inc. (a)	35,984,229

	Commercial Services & Supplies - 1.82%
211,816	Copart, Inc. (a)	32,115,542

	Construction & Engineering - 1.58%
300,765	MasTec, Inc. (a)	27,754,594

	Electrical Equipment - 3.64%
230,015	AMETEK, Inc.	33,821,406
85,952	Generac Holdings, Inc. (a)	30,248,228
		64,069,634
	Machinery - 1.14%
325,390	Ingersoll Rand, Inc.	20,131,879

	Professional Services - 7.63%
319,660	CoStar Group, Inc. (a)	25,262,730
319,637	IHS Markit Ltd. - ADR (b)	42,486,150
230,664	TransUnion	27,352,137
408,265	Upwork, Inc. (a)	13,946,332
111,122	Verisk Analytics, Inc.	25,416,935
		134,464,284
	Road & Rail - 0.84%
350,000	Uber Technologies, Inc. (a)	14,675,500

	Trading Companies & Distributors - 2.64%
392,325	Fastenal Co.	25,132,340
162,666	WESCO International, Inc. (a)	21,405,219
		46,537,559
	Total Industrials (Cost $185,881,061)	375,733,221

	Information Technology - 30.67%
	Communications Equipment - 4.29%
113,592	Arista Networks Inc. (a)	16,328,850
256,473	Ciena Corp. (a)	19,740,727
92,885	F5 Networks, Inc. (a)	22,729,888
158,156	Lumentum Holdings, Inc. (a)	16,728,160
		75,527,625
	Electronic Equipment, Instruments & Components - 4.42%
307,274	Amphenol Corp. - Class A	26,874,184
159,475	Keysight Technologies, Inc. (a)	32,933,182
414,816	National Instruments Corp.	18,115,015
		77,922,381
	IT Services - 4.64%
87,140	Akamai Technologies, Inc. (a)	10,198,865
25,104	EPAM Systems, Inc. (a)	16,780,769
78,693	FleetCor Technologies, Inc. (a)	17,614,641
296,630	GoDaddy, Inc. - Class A (a)	25,172,022
223,160	TaskUS, Inc. (a)	12,041,714
		81,808,011
	Semiconductors & Semiconductor Equipment - 3.49%
35,381	KLA-Tencor Corporation	15,217,722
257,096	Micron Technology, Inc.	23,948,493
135,509	Universal Display Corp.	22,363,050
		61,529,265
	Software - 13.83%
100,539	Aspen Technology, Inc. (a)	15,302,036
77,913	Autodesk, Inc. (a)	21,908,356
473,261	Digital Turbine, Inc. (a)	28,864,188
541,146	DoubleVerify Holdings, Inc. (a)	18,009,339
107,285	Guidewire Software, Inc. (a)	12,180,066
767,765	Momentive Global, Inc. (a)	16,238,230
40,988	Palo Alto Networks, Inc. (a)	22,820,479
152,396	Splunk, Inc. (a)	17,635,265
58,058	Synopsys, Inc. (a)	21,394,373
721,710	Tenable Holdings, Inc. (a)	39,744,570
24,899	Tyler Technologies, Inc. (a)	13,394,417
331,105	Varonis Systems, Inc. (a)	16,151,302
		243,642,621
	Total Information Technology (Cost $373,333,403)	540,429,903

	Materials - 2.84%
	Construction Materials - 1.90%
75,798	Martin Marietta Materials, Inc.	33,390,535

	Metals & Mining - 0.94%
762,524	Cleveland-Cliffs, Inc. (a)	16,600,148
	Total Materials (Cost $37,727,095)	49,990,683

	TOTAL COMMON STOCKS (Cost $1,163,556,799)	1,722,375,935

	REITS - 0.85%
	Real Estate - 0.85%
	Equity Real Estate Investment Trusts (REITs) - 0.85%
38,514	SBA Communications Corp.	14,982,716
	Total Real Estate (Cost $9,581,736)	14,982,716

	TOTAL REITS (Cost $9,581,736)	14,982,716

	SHORT TERM INVESTMENTS - 1.54%
	Investment Company - 1.54%
27,195,872	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.01% (c)	27,195,872
	Total Investment Company	27,195,872

	TOTAL SHORT TERM INVESTMENTS (Cost $27,195,872)	27,195,872

	Total Investments (Cost ($1,200,334,407) - 100.15%	1,764,554,523
	Liabilities in Excess of Other Assets - (0.15)%	(2,632,028)
	TOTAL NET ASSETS - 100.00%	$1,761,922,495

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $154,340,526 (8.76% of net assets) at December 31, 2021.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instInvesting in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2021. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,722,375,935	-	-	$1,722,375,935
REITs	14,982,716	-	-	14,982,716
Short Term Investments	27,195,872	-	-	27,195,872
Total*	$1,764,554,523	$-	-	$1,764,554,523

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.